Exhibit 99.1

VITAL BEHAVIORAL HEALTH INC.

1

INDEPENDENT AUDITORS' REPORT

To the Board of Directors

Vital Behavioral Health, Inc.

Reno, Nevada

We have audited the accompanying consolidated financial statements of Vital Behavioral Health, Inc., which comprise the consolidated balance sheets as of December 31, 2020 and the related consolidated statements of operations, stockholders' equity, and cash flows for the period October 1, 2020 (inception) to December 31, 2020, and the related notes to the consolidated financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Vital Behavioral Health, Inc. as of December 31, 2020 and the results of its operations and its cash flows for the period October 1, 2020 (inception) to December 31, 2020 in accordance with accounting principles generally accepted in the United States of America.

/s/ WSRP, LLC

Salt Lake City, Utah

May 3, 2021

2

VITAL

BEHAVIORAL

HEALTH INC.

CONSOLIDATED BALANCE SHEET

December 31,
2020
ASSETS
Current assets:
Cash and cash equivalents	$5,206
Note receivable	101,500
Total assets	$106,706

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Related party accounts payable	$55,176
Total liabilities	55,176

Commitments and Contingencies

Stockholders' equity
Common stock, $0.001 par value; 10,000 shares authorized and 3,610 issued and outstanding at December 31, 2020	4
Additional paid-in-capital	111,071
Accumulated deficit	(59,545)
Total stockholders' equity	51,530
Total liabilities and stockholders' equity	$106,706

The accompanying notes are an integral part of the consolidated financial statements.

3

VITAL BEHAVIORAL HEALTH INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the period from October 1, 2020 to December 31, 2020
Revenues:
Net revenue	$—

Operating costs and expenses:
Contract services	12,000
Professional fees	5,000
Travel	39,029
General and administrative	5,016
Total operating costs and expenses	61,045

Operating loss	(61,045)

Interest income	1,500
Loss before income taxes	(59,545)
Benefit from income taxes	—
Net loss	$(59,545)

Basic and diluted loss per share:	$(18.43)

Weighted average shares outstanding
Basic and diluted	3,231

The accompanying notes are an integral part of the consolidated financial statements.

4

VITAL BEHAVIORAL HEALTH INC.

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIODS ENDED

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Equity
BALANCE, October 1, 2020	—	$—	$—	$—	$—
Issuance of common stock for cash	3,610	4	111,071	—	111,075
Net loss	—	—	—	(59,545)	(59,545)
BALANCE, December 31, 2020	3,610	$4	$111,071	$(59,545)	$51,530

The accompanying notes are an integral part of the consolidated financial statements.

5

VITAL BEHAVIORAL HEALTH INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the period from October 1, 2020 to December 31, 2020
Cash flows from operating activities:
Net (loss)	$(59,545)
Changes in operating assets and liabilities:
Related party accounts payable	55,176
Net cash used in operating activities	(4,369)

Cash flows from investing activities:
Issuance of note receivable	(101,500)
Net cash used in investing activities	(101,500)

Cash flows from financing activities:
Proceeds from issuance of common stock	111,075
Net cash provided by financing activities	111,075

Net increase in cash and cash equivalents	5,206
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$5,206

Cash paid for income taxes	$—
Cash paid for interest	$—

The accompanying notes are an integral part of the consolidated financial statements.

6

VITAL BEHAVIORAL HEALTH INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1 – BUSINESS AND ORGANIZATION

Vital Behavioral Health Inc. (“Vital”, “Company”), incorporated in the State of Nevada on October 1, 2020, is a Company pursuing business development opportunities in the rehabilitation services industry. Vital is planning to conduct its initial operations in the State of Kentucky.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The Company consolidates the assets, liabilities, and operating results of its wholly owned subsidiaries; VBH Frankfort LLC, a Nevada limited liability company; and VSL Frankfort LLC, a Nevada limited liability company. All intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with original maturities of 90 days of less at the date of purchase. The Company is exposed to credit risk in the event of default by the financial institutions or the issuers of these investments to the extent the amounts on deposit or invested are in excess of amounts that are insured. As of December 31, 2020 the Company did not have any cash equivalents or cash deposits in excess of the federally insured limits.

Use of Estimates

The preparation of the Company’s consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from these estimates.

Revenue Recognition

The Company determines the measurement of revenue and the timing of revenue recognition utilizing the following core principles:

1.	Identifying the contract with a customer;
2.	Identifying the performance obligations in the contract;
3.	Determining the transaction price;
4.	Allocate the transaction price to the performance obligations in the contract; and
5.	Recognize revenue when (or as) the Company satisfies its performance obligations.

Revenues from planned rehabilitation services are recognized when the Company’s performance obligations are satisfied upon completing patient services. The Company primarily expects to invoice patients and applicable insurance providers as services are completed, net of discounts. The Company expects to begin recognizing revenue in accordance with these five core principles upon meeting applicable licensing requirements.

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Financial assets are marked to bid prices and financial liabilities are marked to offer prices.  The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity.  In addition, the fair value of liabilities should include consideration of non-performance risk, including the party’s own credit risk.

Fair value measurements do not include transaction costs.  A fair value hierarchy is used to prioritize the quality and reliability of the information used to determine fair values.  Categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The fair value hierarchy is defined into the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

7

The Company's financial instruments consist primarily of cash and cash equivalents, notes receivable, and accounts payable. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities.

Income Taxes

The Company recognizes deferred tax liabilities and assets using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statements carrying values and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. In determining the future tax consequences of events that have been recognized in the financial statements or tax returns, judgment and interpretation of statutes is required. Judgments and interpretation of statutes are inherent in this process. Future income tax assets are recorded in the financial statements if realization is considered more likely than not.

For previously taken tax positions considered to be uncertain, the Company prescribes a recognition threshold and measurement attribute. In the event certain tax positions do not meet the appropriate recognition threshold, de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions is required.

The Company files income tax returns in the U.S. federal jurisdiction and the State of Kentucky.

Going Concern

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and allow it to continue as a going concern, has reoccurring net losses and net capital deficiency. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plans to obtain such resources for the Company include (i) obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses; (ii) obtaining funding from outside sources through the sale of its debt and/or equity securities; and (iii) completing a merger with or acquisition of an existing operating company. Management provides no assurances that the Company will be successful in accomplishing any of its plans.

NOTE 3- NOTE RECEIVABLE

On October 20, 2020, the Company loaned $100,000 to UPD Holding Corp. (“UPD”) under an unsecured promissory note. The promissory note was set to mature on October 19, 2021 and had nominal simple interest rate of six percent per annum. On February 16, 2021, UPD Holding Corp. acquired 100% of the shares outstanding in the Company resulting in the cancelation of the promissory note and all outstanding accrued interest.

NOTE 4 – RELATED PARTY TRANSACTIONS

For the period from inception on October 1, 2020 through December 31, 2020, an entity controlled by the Company’s majority shareholder and sole officer paid the Company’s operating expenses totaling $60,176. As of December 31, 2020, the Company owed the related entity $55,176.

The Company’s sole officer is a significant shareholder of UPD Holding Corp., which acquired the Company on February 16, 2021.

NOTE 5 – INCOME TAXES

The Company provides for income taxes using an asset and liability approach. Deferred tax assets and liabilities are recorded based on the temporary differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently.

The Company recognizes reductions in its deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether it will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a valuation allowance equal to the deferred tax asset has been recorded.

8

As of December 31, 2020 the Company’s effective tax rate was 0% based on the incurrence of net operating losses. For the period from inception on October 1, 2020 through December 31, 2020 the Company recognized deferred tax assets totaling approximately $12,500 associated with its net operating loss which has been fully off-set by a valuation allowance of $12,500.

As of December 31, 2020, the Company had net operating loss carryforwards totaling approximately $60,000. The Company does not believe that it has any uncertain tax positions, correspondingly, no estimated accruals for interest and penalties have been made in the accompanying financial statements. The Company’s net operating loss carryforwards are not subject to expiration.

The Company’s tax returns currently subject to audit by the Internal Revenue Service is for the period ended December 31, 2020.

NOTE 6 – STOCKHOLDERS’ EQUITY

For the period from inception on October 1, 2020 through December 31, 2020, the Company issued 3,610 shares of common stock for cash proceeds totaling $111,075.

NOTE 7 – SUBSEQUENT EVENTS

On February 1, 2021, the Company commenced an operating lease for an office building located in Kentucky. The lease term is for twenty-four months with base monthly payments of $2,365.

In January 2021, the Company issued 600 shares of common stock for cash proceeds totaling $60,000.

On February 16, 2021, through a Stock Exchange Agreement (“Exchange Agreement”) in which 100% of the outstanding shares of the Company were acquired by UPD Holding Corp. in exchange for the issuance of 16,840,000 shares of restricted common stock with a total estimated fair value of approximately $522,000.

Subsequent events were evaluated through February 16, 2021, the date which the Company became a wholly-owned subsidiary of UPD.

9